SCHEDULE A

To the J.P. Morgan Exchange-Traded Fund Trust

Declaration of Trust

SERIES

As of February 10, 2022

JPMorgan Diversified Return International Equity ETF, formerly named JPMXF Diversified Return International Ex – North America Equity ETF (until 4/4/14) and JPMorgan Diversified Return International Ex – North America Equity ETF (until 9/10/14)

JPMorgan Diversified Return Emerging Markets Equity ETF, formerly named JPMXF Diversified Return Emerging Markets Equity ETF (until 4/4/14)
JPMorgan Diversified Return U.S. Equity ETF
JPMorgan High Yield Research Enhanced ETF, formerly named JPMorgan High Yield ETF (until 3/24/16) and JPMorgan Disciplined High Yield ETF (until 9/9/19)
JPMorgan Diversified Return U.S. Mid Cap Equity ETF
JPMorgan Diversified Return U.S. Small Cap Equity ETF
JPMorgan International Bond Opportunities ETF, formerly JPMorgan Global Bond Opportunities ETF (until 9/14/20)
JPMorgan Ultra-Short Income ETF
JPMorgan U.S. Dividend ETF
JPMorgan U.S. Minimum Volatility ETF
JPMorgan U.S. Momentum Factor ETF
JPMorgan U.S. Quality Factor ETF
JPMorgan U.S. Value Factor ETF
JPMorgan USD Emerging Markets Sovereign Bond ETF, formerly named JPMorgan USD Emerging Markets Bond ETF (until 12/13/17)
JPMorgan BetaBuilders Canada ETF
JPMorgan BetaBuilders Developed Asia ex-Japan ETF (to be renamed JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF as of March 1, 2022)
JPMorgan BetaBuilders Europe ETF
JPMorgan BetaBuilders Japan ETF
JPMorgan BetaBuilders MSCI US REIT ETF
JPMorgan Core Plus Bond ETF
JPMorgan Municipal ETF
JPMorgan Ultra-Short Municipal Income ETF, formerly named JPMorgan Ultra-Short Municipal ETF (until 1/7/19)
JPMorgan Corporate Bond Research Enhanced ETF
JPMorgan U.S. Aggregate Bond ETF
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
JPMorgan BetaBuilders U.S. Equity ETF
JPMorgan BetaBuilders International Equity ETF
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF

JPMorgan Equity Premium Income ETF
JPMorgan International Growth ETF
JPMorgan BetaBuilders U.S. Small Cap Equity ETF
JPMorgan Carbon Transition U.S. Equity ETF
JPMorgan Short Duration Core Plus ETF
JPMorgan ActiveBuilders Emerging Markets Equity ETF , formerly named JPMorgan Emerging Markets Equity Core ETF (until 7/8/21)
JPMorgan ActiveBuilders International Equity ETF, formerly named JPMorgan International Equity Core ETF (until 6/21/21)
JPMorgan ActiveBuilders U.S. Large Cap Equity ETF, formerly named JPMorgan U.S. Large Cap Equity Core ETF (until 6/21/21)
JPMorgan Income ETF
JPMorgan Active Value ETF
JPMorgan Inflation Managed Bond ETF
JPMorgan International Research Enhanced Equity ETF
JPMorgan Market Expansion Enhanced Equity ETF
JPMorgan Realty Income ETF
JPMorgan Climate Change Solutions ETF
JPMorgan Nasdaq Equity Premium Income ETF
JPMorgan Social Advancement ETF
JPMorgan Sustainable Consumption ETF
JPMorgan Sustainable Infrastructure ETF

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